UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
December 23, 2013
GANNETT CO., INC.
(Exact name of registrant as specified in charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)
(703) 854-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this Amendment) amends the Current Report on Form 8-K (the Original 8-K) of Gannett Co., Inc. (Gannett or the company) filed with the Securities and Exchange Commission (SEC) on Dec. 23, 2013. The Original 8-K reported the company’s completion of its acquisition of Belo Corp. (Belo). This Amendment provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. No other modification to the Original 8-K is being made by this Amendment.

Forward Looking Statements
Certain statements and other information in the Form 8-K/A and the exhibits hereto may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995, including the estimates and assumptions used by the company in preparing the pro forma financial information referenced in this report. These forward looking statements are subject to a number of risks and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this report should be evaluated in light of these important risk factors.
Gannett and Belo are not responsible for updating the information contained in this report beyond the date hereof, or for changes to this report made by wire services, internet service providers or other media.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired
The audited consolidated balance sheets of Belo as of Dec. 31, 2012 and Dec. 31, 2011 and the related audited consolidated statements of operations, comprehensive income, shareholders' equity and cash flows for each of the three years ended Dec. 31, 2012, together with the notes thereto and the report of the independent auditors thereon, are included in Belo's Annual Report on Form 10-K for Belo's fiscal year ended Dec. 31, 2012, filed with the SEC on March 6, 2013, which is incorporated herein by reference. The unaudited condensed consolidated balance sheets of Belo as of Sept. 30, 2013 and Dec. 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, and cash flows for the nine months ended Sept. 30, 2013 and Sept. 30, 2012, together with the notes thereon, are included in Belo's Quarterly Report on Form 10-Q for the fiscal quarter ended Sept. 30, 2013 filed with the SEC on Oct. 31, 2013, which is incorporated herein by reference.
(b) Pro forma financial information
The required unaudited pro forma statement of operations for the year ended Dec. 29, 2013 is furnished as Exhibit 99.3 to this Form 8-K/A. A pro forma balance sheet has not been included as the Belo merger is already reflected in Gannett's audited consolidated balance sheet as of Dec. 29, 2013, as contained in Gannett's Annual Report on Form 10-K for the year ended Dec. 29, 2013, as filed with the SEC on Feb. 27, 2014.
(d) Exhibits
23.1 Consent of Ernst & Young LLP
99.1 Audited consolidated balance sheets of Belo as of Dec. 31, 2012 and Dec. 31, 2011 and the related audited consolidated statements of operations, comprehensive income, shareholders' equity and cash flows for each of the three years ended Dec. 31, 2012, together with the notes thereto and the report of the independent auditors thereon, are included in Belo's Annual Report on Form 10-K for Belo's fiscal year ended Dec. 31, 2012, filed with the SEC on March 6, 2013, which is incorporated herein by reference.
99.2 Unaudited condensed consolidated balance sheets of Belo as of Sept. 30, 2013 and Dec. 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, and cash flows for the nine months ended Sept. 30, 2013 and Sept. 30, 2012, together with the notes thereon, are included in Belo's Quarterly Report on Form 10-Q for the fiscal quarter ended Sept. 30, 2013 filed with the SEC on Oct. 31, 2013, which is incorporated herein by reference.
99.3 Unaudited pro forma condensed combined statement of operations of Gannett for the year ended Dec. 29, 2013.

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: March 11, 2014	By:	/s/ Teresa S. Gendron
Teresa S. Gendron
Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1
Audited consolidated balance sheets of Belo as of Dec. 31, 2012 and Dec. 31, 2011 and the related audited consolidated statements of operations, comprehensive income, shareholders' equity and cash flows for each of the three years ended Dec. 31, 2012, together with the notes thereto and the report of the independent auditors thereon, are included in Belo's Annual Report on Form 10-K for Belo's fiscal year ended Dec. 31, 2012, filed with the SEC on March 6, 2013, which is incorporated herein by reference.

99.2
Unaudited condensed consolidated balance sheets of Belo as of Sept. 30, 2013 and Dec. 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, and cash flows for the nine months ended Sept. 30, 2013 and Sept. 30, 2012, together with the notes thereon, are included in Belo's Quarterly Report on Form 10-Q for the fiscal quarter ended Sept. 30, 2013 filed with the SEC on Oct. 31, 2013, which is incorporated herein by reference.

99.3	Unaudited pro forma condensed combined statement of operations of Gannett for the year ended Dec. 29, 2013.